UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-22466

                     ASGI Agility Income Fund
(Exact name of registrant as specified in charter)

C/O Alternative Strategies Group, Inc.
401 South Tryon Street
                    Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
                    Boston, MA  02116
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 440-7460

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ASGI Agility Income Fund

Financial Statements for the
Year Ended September 30, 2011 with
Report of Independent Registered Public Accounting Firm

ASGI Agility Income Fund

Report of Independent Registered Public Accounting Firm

Board of Trustees of
ASGI Agility Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ASGI Agility Income Fund (the Fund), as of September 30, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, brokers, and underlying fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ASGI Agility Income Fund as of September 30, 2011, the results of its operations, changes in net assets, and the financial highlights for the year presented, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
November 23, 2011

ASGI Agility Income Fund

Schedule of Investments
As of September 30, 2011

Strategy	Investments	Shares	Cost	(in U.S. dollars) Fair Value
Mutual Funds – 49.63%

Equity - 16.20%
	Cohen & Steers Realty Income Fund	301,349	$3,702,213	$3,212,375
	The GMO Quality Fund	454,081	9,523,145	9,149,740
	Lazard Global Listed Infrastructure Portfolio	390,476	4,183,802	3,803,238
	Stone Harbor Local Market Fund	482,892	5,458,391	4,886,862
	Utilities Select Sector SPDR Fund	228,900	7,777,335	7,695,618
				28,747,833
Fixed Income - 33.43%
	Harbor High-Yield Bond Fund	1,196,012	13,261,068	12,330,885
	Federated Bond Fund	2,108,248	19,521,576	19,227,223
	Stone Harbor Emerging Market Debt Fund	1,752,924	19,740,352	18,616,049
	Torchlight Value Fund, Inc. ***	1,677,432	9,466,450	9,130,598
				59,304,755
Hedge Funds - 38.67%

Diversified/Multi-Strategy - 11.07%
	AQR DELTA Offshore Fund, LP**		10,550,000	10,179,736
	York Total Return Unit Trust**		10,500,000	9,453,884
				19,633,620
Fixed Income - 20.71%
	Eaton Vance Institutional Senior Loan Fund		18,974,965	18,461,247
	Post Limited Term High Yield Offshore Fund Ltd.**		18,100,000	18,287,284
				36,748,531
Long/Short Equity - 1.33%
	Standard Pacific Capital Offshore Fund Ltd.**		2,500,000	2,364,150

Macro - 5.56%
	Graham Global Investment Fund II Ltd.**		9,750,000	9,855,097
Total Investments (Cost - $163,009,297*) - 88.30%				156,653,986
Other Assets and Liabilities, Net - 11.70%				20,754,464
Net Assets - 100.0%				$177,408,450

Percentages shown are stated as a percentage of net assets as of September 30, 2011.

See accompanying notes to financial statements.
2

ASGI Agility Income Fund

Schedule of Investments (continued)
As of September 30, 2011

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$163,465,851

Gross unrealized appreciation	$292,381
Gross unrealized depreciation	(7,104,246)
Net unrealized depreciation	$(6,811,865)

** Non-income producing securities.
*** Investment Fund is a private mutual fund

Investments by Strategy (as a percentage of total investments)
Mutual Funds
Equity	18.35%
Fixed Income	37.86
Hedge Funds
Diversified/Multi-Strategy	12.53
Fixed Income	23.46
Long/Short Equity	1.51
Macro	6.29
100.00%

See accompanying notes to financial statements.
3

ASGI Agility Income Fund

Schedule of Investments (continued)
As of September 30, 2011

Equity Swap Agreements Outstanding as of September 30, 2011:

Counterparty	Reference Entity/Obligation	Buy/ Sell	Floating Rate Index	Pay/ Receive Floating	Termination Date	Notional Amount	Fair Value (USD)
Credit Suisse Securities (Europe) Ltd.	The Cushing 30 MLP Index	Buy	1-month USD-LIBOR_BBA	Pay	4/4/2012	$8,221,618	$(347,178)
Morgan Stanley Capital Services Inc.	The Cushing 30 MLP Index	Buy	Fed Funds effective	Pay	11/4/2011	10,765,198	(429,821)
							$(776,999)

A Summary of derivative instruments by primary risk exposure is outlined in the following table:

The fair value of derivative instruments as of September 30, 2011 was as follows:

Derivatives not accounted for as hedge instruments	Location on Statement of Assets and Liabilities	Fair Value (USD)

Liability derivatives

Equity swaps	Unrealized loss on swap agreements	$(776,999)

Changes in realized and unrealized loss due to investments in derivatives for the year ended September 30, 2011 were as follows:

Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps

Equity swaps	$(175,215)

Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps

Equity swaps	$(776,999)

See accompanying notes to financial statements.
4

ASGI Agility Income Fund

Statement of Assets and Liabilities
As of September 30, 2011

Assets

Investments in Investment Funds, at fair value (cost - $163,009,297)	$156,653,986
Cash and cash equivalents	27,380,232
Due from broker	3,880,000
Investments in Investment Funds paid in advance	2,200,000
Total assets	190,114,218

Liabilities

Subscriptions received in advance	9,723,000
Distribution payable	1,518,000
Unrealized loss on swap agreements	776,999
Redemptions payable	268,195
Management fee payable	186,858
Interest payable on swap contract	14,361
Accrued expenses and other liabilities	218,355
Total liabilities	12,705,768

Net Assets

Total net assets	$177,408,450

Net Assets consist of:

Paid-in capital	$186,608,303
Undistributed net investment loss	(2,299,228)
Accumulated net realized gain on investments	231,685
Net unrealized depreciation on investments	(7,132,310)
Retained deficit	(9,199,853)
Total net assets	$177,408,450

Net Asset Value per Unit

ASGI Agility Income Fund (182,046.074 Units outstanding)	$974.525

See accompanying notes to financial statements.
5

ASGI Agility Income Fund

Statement of Operations
For the Year Ended September 30, 2011

Investment Income

Dividend income	$2,997,630
Interest	287
Total investment income	2,997,917

Fund Expenses

Management fee	1,378,776
Organizational fees	350,000
Professional fees	266,148
Administrative and custodian fees	239,826
Trustees' fees	52,500
Offering expenses	50,000
Other operating expenses	132,830
Total expenses	2,470,080

Net investment income	527,837

Net Realized and Unrealized Gain on Investments

Net realized gain on investments in Investment Funds	1,255,373
Net realized loss on swap agreements	(175,215)
Net change in unrealized depreciation from investments in Investment Funds	(6,355,311)
Net change in unrealized depreciation from investments in swap agreements	(776,999)
Total net realized and unrealized loss on investments	(6,052,152)

Net decrease in net assets resulting from operations	$(5,524,315)

See accompanying notes to financial statements.
6

ASGI Agility Income Fund

Statement of Changes in Net Assets
For the Year Ended September 30, 2011

Net Increase (Decrease) in Net Assets Resulting from Operations
Operations

Net investment income	$527,837
Net realized gain on investments in Investment Funds	1,255,373
Net realized loss on swap agreements	(175,215)
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	(6,355,311)
Net change in unrealized appreciation/(depreciation) from investments in swap agreements	(776,999)
Net increase/(decrease) in members' capital resulting from operations	(5,524,315)

Distributions to Shareholders

Distribution of ordinary income	(3,648,418)
Distribution of long term capital gain	(78,857)
Distribution to shareholders	(3,727,275)

Capital Transactions

Proceeds from issuance of Shares	185,599,030
Reinvestment of dividends	2,070,921
Payments on tender of Shares	(1,009,911)
Increase in net assets derived from capital transactions	186,660,040

Net Assets

Total increase in net assets	177,408,450
Beginning of year	–
End of year	$177,408,450

Undistributed net investment loss	$(2,299,228)

See accompanying notes to financial statements.
7

ASGI Agility Income Fund

Financial Highlights

For the Year Ended
September 30, 2011
Per unit operating performance:
(For unit outstanding throughout the year)

Net asset value at beginning of year	$1,000.00

Income from investment operations:
Net investment income	4.08
Net realized and unrealized gain from investments(a)	3.98

Total from investment operations	8.06
Less: distribution of ordinary income to shareholders	(32.32)
distribution of long term capital gains to shareholders	(1.21)
Total distributions to shareholders	(33.53)
Net asset value at end of year	$974.53

Total return	0.72%

Ratios to average net assets:
Expenses (b)	2.22%
Net investment income (b)	0.49%

Net assets, end of year (in thousands)	$177,408

Portfolio turnover	15.85%

(a)	The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

(b)	The expenses and net investment income ratios do not include expenses of the Investment Funds in which the Fund invests.

See accompanying notes to financial statements.

8

ASGI Agility Income Fund

Notes to Financial Statements
September 30, 2011

1. Organization

ASGI Agility Income Fund (the “Fund”), a Delaware business trust, has been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) since September 1, 2010.  The Fund is a closed-end management investment company.  The Fund commenced operations on October 1, 2010.  Alternative Strategies Group, Inc. (the “Adviser”), a North Carolina corporation, is the investment adviser to the Fund.  The Adviser has retained Perella Weinberg Partners Capital Management LP, a Delaware limited partnership, to act as the subadviser to the Fund (the “Subadviser”).  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

The principal investment objective of the Fund is to seek investment returns over various market cycles, with a meaningful percentage of such returns derived from income. The Fund also seeks, over time, to preserve the “real purchasing power” of an investment in the Fund through capital appreciation of the Fund’s investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund invests primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds and exchange traded products (collectively, “Investment Funds”).  Exchange traded products may include exchange traded funds (“ETFs”), as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange.  The Fund may also invest in exchange traded notes (“ETNs”), or invest its assets directly.  Direct investments may include, among others, securities and other investments that are expected to generate income, as well as non-income oriented securities and investments, such as swaps or other types of derivatives for investment, hedging, risk management or other purposes.

The Fund’s Board of Trustees (the “Fund Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)  Valuation of investments in private investments funds – The Fund values its investments in private investment funds (“Hedge Funds”) at fair value in accordance with procedures established in good faith by the Fund Board.  The value ordinarily will be the value of an interest in a Hedge Fund determined by the investment manager of the Hedge Fund in accordance with the policies established by the Hedge Fund, absent information indicating that such value does not represent the fair value of the interest.  The Fund could reasonably expect to receive this amount from the Hedge Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  Due to the nature of the investments held by the Hedge Funds, changes in market conditions and the economic environment may significantly impact the value of the Hedge Funds and the fair value of the Fund’s interests in the Hedge Funds.  Furthermore, changes to the liquidity provisions of the Hedge Funds may significantly impact the fair value of the Fund’s interests in the Hedge Funds.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Hedge Fund’s reported valuation does not represent fair value.  If it is determined that the Hedge Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value.  As of September 30, 2011, no such adjustments were deemed necessary by the Adviser.  In addition, the Fund may not have a Hedge Fund’s reported valuation as of a particular fiscal period end.  In such cases, the Fund would determine the fair value of such a Hedge Fund based on any relevant information available at the time.  The Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Fund.

9

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

(b)  Equity Swaps – The fair value of swaps can be valued by an independent pricing vender using a pricing model.  The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes.  The Fund generally categorizes these swaps within Level 2 of the fair value hierarchy.  In instances where significant inputs are unobservable, they would be characterized in Level 3 of the fair value hierarchy.

(c)  Income taxes – It is the Fund’s intention to elect to be treated as, and to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.  Accordingly, no provision for federal income taxes was required.

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board (“FASB”) ASC 740 (formerly FASB Interpretation No. 48), as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes.  ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.  There were no uncertain tax positions as of September 30, 2011.

The Fund’s income and federal excise tax returns and all financial records supporting those returns are subject to examination by the Federal and Delaware revenue authorities.

At September 30, 2011, the Fund did not have any estimated net capital loss carryforwards.

(d)  Security transactions and investment income – The Fund’s transactions are accounted for on a trade-date basis.  Realized gains and losses on the Fund’s transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  Dividend income is recognized on the ex-dividend date.  The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

10

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

(e)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(f)  Distributions – The Fund intends to pay distributions on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund intends to make regular quarterly distributions to Shareholders sourced from the Fund's amount available for distribution consisting of the Fund's dividend income, and net realized and unrealized gains on investments, after accounting for Fund expenses.  All distributions will be paid to Shareholders and automatically reinvested pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”) unless a Shareholder has elected not to participate in the DRP.  An election by a Shareholder not to participate in the DRP, and to receive all income dividends and/or capital gain distributions, if any, directly rather than having such dividend or distribution reinvested in the Fund, must be made by indicating such election in the Shareholder’s Subscription Agreement or by notice to a Shareholder’s Intermediary (who should be directed to provide notice to the Fund), if applicable, or the Fund’s Administrator.

Distributions to Shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date.  Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.  The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.  Temporary differences do not require reclassifications.

(g)  Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Financial Statements.  Actual results could differ from those estimates.

(h)  Fund expenses – The Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating costs also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(i)  Expense limitation agreement – Through September 30, 2012, the Adviser has contractually agreed to limit the total annualized expenses of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses), costs associated with Investment Funds, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee) (the “Expense Limitation Agreement”).  In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 2.25%.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  As of September 30, 2011, there was no amount subject to recoupment by September 30, 2014.  As of September 30, 2011, there were no expenses reimbursable by the Adviser.

11

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

(j)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund’s beginning of the month’s net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, the annual fee will be calculated upon the Fund’s assets under custody and paid monthly as 0.020% on assets under custody.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

3.  Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  Although the Adviser is registered with the CFTC as a “commodity trading adviser,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8).  The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5.

Subject to policies adopted by the Fund Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to approval of the Fund Board, the Adviser may also manage the Fund’s investments directly, although it does not currently intend to do so.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund’s investment activities and holdings.

The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares determined as of the last Business Day of that month (before any repurchases of Shares).  The management fee payable at September 30, 2011 was $186,858.  The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser and the Fund.

4.  Investment Transactions

Purchases of Investment Funds for the year ended September 30, 2011 were $179,107,721.  Proceeds from redemptions of Investment Funds for the year ended September 30, 2011 were $17,151,070.

12

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

5.  Derivative Transactions

The Fund may enter into derivative contracts either in an opportunistic, directional (long or short) capacity or as a risk management tool to hedge the Fund’s currency, interest rate, credit, equity or commodity risk.  All derivative contracts must be fully backed by cash positions and may be over-the-counter and/or exchanged traded.  Such derivative contracts may include forwards, futures, options, warrants, and/or swaps.

Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today's pre-determined price.  Futures are contracts to buy or sell an asset on or before a future date at a price specified today.  Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset.  The price at which the sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date.  Warrants are long dated options, usually longer than one year, which are traded over the counter.  Swaps are contracts to exchange cash flows on or before a specified future date based on the underlying value of currencies exchange rates, bonds/interest rates, commodities exchange, stocks or other assets.  As of September 30, 2011, the Fund had entered into swap agreements with Credit Suisse Securities (Europe) Limited and Morgan Stanley Capital Services, Inc.

The monthly average notional of equity swaps was $12,544,814 for the period ended September 30, 2011.

The Fund’s derivatives are not considered to be hedging instruments under US GAAP and, therefore, the Fund accounts for derivatives at fair value on the Statement of Assets and Liabilities.  As of September 30, 2011 the unrealized loss on swap agreements recorded on the Statement of Assets and Liabilities was $776,999.  The value of the swap contracts are marked to market on a daily basis based on quotations from an independent pricing service and any change in value is recorded as an unrealized gain or loss in the Statement of Operations and records any changes in fair value in current period earnings.

Under the terms of the aforementioned swap agreements, the swaps reset on a monthly basis at which point any unrealized gains and losses are realized in the Statement of Operations.  For the year ended September 30, 2011, the net realized loss on swap agreements was $175,215.

The Fund entered into derivative contracts to gain exposure to the MLP Index.  The types of derivative contracts used by the Fund include equity swaps.

6.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with the Investment Fund’s investment manager.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets at September 30, 2011.

The following table summarizes the Fund’s investments in the Investment Funds as of September 30, 2011, none of which were related parties.  The Fund indirectly bears fees and expenses as an investor in the Investment Funds.  Each investment of each Investment Fund will pay the investment manager of the Investment Fund a management fee.  The fee rate will vary and is expected to range from 0.33% to 2.00% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of a Hedge Fund will generally receive an incentive allocation from each investment ranging from 0% to 20% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.

13

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Redemptions Permitted
Federated Bond Fund	12.3%	$19,227,223	$(294,353)	$–	Daily
Stone Harbor Emerging Market Debt Fund	11.9	18,616,049	(1,124,303)	–	Daily
Eaton Vance Institutional Senior Loan Fund	11.8	18,461,247	(513,717)	–	Monthly
Post Limited Term High Yield Offshore Fund Ltd.	11.7	18,287,284	187,283	–	Monthly
Harbor High-Yield Bond Fund	7.9	12,330,885	(930,183)	–	Daily
AQR DELTA Offshore Fund, LP	6.5	10,179,736	(370,264)	–	Monthly
Graham Global Investment Fund II Ltd.	6.3	9,855,097	105,097	–	Monthly
York Total Return Unit Trust	6.0	9,453,884	(1,046,117)	–	Quarterly
The GMO Quality Fund	5.8	9,149,740	(373,405)	516,762	Daily
Torchlight Value Fund, Inc.	5.8	9,130,598	(335,852)	–	Daily
Utilities Select Sector SPDR Fund	4.9	7,695,618	(81,717)	–	Daily
Stone Harbor Local Market Fund	3.1	4,886,862	(571,528)	–	Daily
Lazard Global Listed Infrastructure Portfolio	2.4	3,803,238	(380,564)	–	Daily
Cohen & Steers Realty Income Fund	2.1	3,212,375	(489,838)	170,035	Daily
Standard Pacific Capital Offshore Fund Ltd.	1.5	2,364,150	(135,850)	–	Quarterly
iShares Dow Jones U.S. Utilities Sector Index Fund	–	–	–	365,849	Daily
Total investments in Investment Funds	100.0%	$156,653,986	$(6,355,311)	$1,052,646

The following is a summary of the investment strategies of the investments in the Investment Funds held in the Fund as of September 30, 2011:

The diversified/multi-strategies generally include investments in macro, equity long/short, fixed income, event-driven, credit, distressed and high yield strategies.

Fixed income strategies generally include investments in secured leveraged loans, high yield bonds, distressed debt, and global debt.  Distressed debt strategies may include restricted securities and securities that may not be registered and for which a market may not be readily available.

Equity strategies generally include investments in publicly-traded equity securities, but may also include long/short funds, mutual funds and exchange-traded funds.

Macro strategies generally include investments with trading managers who attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. To identify extreme price valuations, trading managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events affect the valuations of financial instruments.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain hedge funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those hedge funds.  The Fund had no unfunded capital commitments as of September 30, 2011.

14

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

7.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●	Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
●	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value. Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund has the ability to redeem its investment within 90 days of fiscal year end by providing redemption notice within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between the levels indicated above for the year ended September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's members' capital as of September 30, 2011 is as follows:

Description	Total Fair Value at September 30, 2011	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mutual Funds
Equity	$28,747,833	$28,747,833	$–	$–
Fixed Income	59,304,755	50,174,157	9,130,598	–
Hedge Funds
Diversified/Multi-Strategy	19,633,620	–	19,633,620	–
Fixed Income	36,748,531	–	36,748,531	–
Long/Short Equity	2,364,150	–	2,364,150	–
Macro	9,855,097	–	9,855,097	–
Investment Funds	156,653,986	78,921,990	77,731,996	–
Swap
Index	(776,999)	–	(776,999)	–
Total Investments	$155,876,987	$78,921,990	$76,954,997	$–

15

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

8.  Capital Share Transactions

The Fund intends to accept initial and additional subscriptions for Shares on Subscription Dates, which occur on the first calendar day of each month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion.

For the year ended September 30, 2011, transactions in the Fund's Shares were as follows:

Subscriptions (in Shares)	Subscriptions	Reinvestment of Dividends	Tenders (in Shares)	Tenders

183,036.021	$185,599,030	$2,070,921	(989.947)	$(1,009,911)

9.  Related Parties

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. There were no transactions with related parties other than those in the normal course of business. The Adviser and the Fund’s Board are deemed to be related to the Fund. Fees incurred with related parties during the year are disclosed in the Statement of Operations. Amounts payable to the Adviser at September 30, 2011 are disclosed in Note 3.  As of September 30, 2011, there was no amount payable to the Fund Board.

10.  Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on experience, the Fund believes the risk of loss from these arrangements to be remote.

11.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

12. Federal Income Tax Information

Dividends from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book-to-tax differences are either temporary or permanent in nature.  The following reclassifications were a result of tax differences relating to disallowed expenses, swaps gains (losses), redesignations of dividends and investments in mutual funds.  Net assets were not affected by these reclassifications.

16

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2011

During the fiscal year ended September 30, 2011, the Fund reduced undistributed net investment loss by $821,353, accumulated realized gain by $769,616, and paid-in-capital by $51,737.

At September 30, 2011, the distributable earnings on a tax basis were $1,610,988 of over distributed net investment income and $7,588,865 of unrealized depreciation of investments.

During the year ended September 30, 2011, the tax character of dividends paid by the Fund was $3,648,418 ordinary income and $78,857 long term capital gain.  Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

13.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through November 23, 2011.

Subsequent to year end, the Fund received additional capital contributions of $8,379,000.

On October 17, 2011 the Fund received an exemption from the Securities and Exchange Commission to allow multiple share classes within the Fund.  Class A shares of the Fund will charge a placement fee up to 2.00% as well as a 0.75% distribution fee after an initial 12-month period while Class I shares will not charge a placement fee or a distribution fee.  All shares of the Fund have been issued in a single class since inception, which are identical to Class I shares in terms of rights accorded and fees borne and will be automatically converted to, and designated as, Class I shares.

On October 31, 2011 the Fund paid a distribution to its Shareholders of $1,518,000.  Distributions payable to Shareholders are recorded as a liability in the Statement of Assets and Liabilities.

17

ASGI Agility Income Fund

Supplemental Information (unaudited)

Tax Information

For the year ended September 30, 2011, certain dividends paid by the Fund may qualify for the corporate dividends received deduction.  Of the ordinary income distributions paid during the year, 10.26% qualify for the corporate dividends received deduction.

For the year ended September 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003.  Of the ordinary income distributions paid during the year, 14.95% qualify for the 15% tax rate.  The Fund also distributed long term capital gains of $78,857.

Nature, Extent and Quality of Services

The Fund Board reviewed and considered the nature and extent of the investment advisory and subadvisory services to be provided by the Adviser and the Subadviser to the Fund under the Agreements, including the selection of securities, allocation of the Fund’s assets among, and monitoring performance of, underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds’ managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Fund for investment. The Fund Board also reviewed and considered the nature and extent of the non-advisory and administrative services to be provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel. The Fund Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and Subadviser who would provide the investment advisory and administrative services to the Fund. The Fund Board determined that the Adviser’s and Subadviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Fund Board also took into account the Adviser’s and the Subadviser’s compliance policies and procedures, including the procedures used to determine the fair value of the Fund’s assets. The Fund Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

The Fund Board reviewed the performance of other similarly situated funds based on information provided by the Adviser.  The Fund Board reviewed the proposed advisory and subadvisory fee rates and anticipated total expense ratio of the Fund. The Fund Board compared the proposed advisory fee, subadvisory fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the fund to those payable by other comparable funds. The Fund Board noted that the proposed fees payable to the Adviser and the Subadviser were comparable to the fees payable to the advisers and subadvisers of other similarly situated funds. The Fund Board concluded that the advisory fee, subadvisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the anticipated services to be provided.

Economies of Scale

The Fund Board considered the Fund’s advisory fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Fund. The Fund Board also determined that, given the anticipated relative size of the Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated Profitability of Advisers and Affiliates

The Fund Board considered and reviewed information concerning the anticipated costs to be incurred and profits to be realized by the Adviser and its affiliates, and the Subadviser based on their relationship with the Fund.  Based on the review of the information they received, the Fund Board concluded that the anticipated profits to be earned, if any, by the Adviser and its affiliates, and the Subadviser, were reasonable.

18

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

General Conclusion

Based on its consideration of all factors that it deemed material, the Fund Board concluded it would be in the best interest of the Fund and its anticipated Unit holders to approve the Agreements as proposed.

The Board of Trustees of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Trustees of the Board (“Trustees”) are not required to hold Shares of the Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Trustees

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Adam Taback* Age: 40	Trustee, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010	8
Chairman of the Board of Managers, ASGI  Corbin Multi-Strategy  Fund, LLC, since 2010;  Chairman of the Board of Managers , ASGI Aurora Opportunities  Fund LLC, since 2010; Chairman of the Board of Managers, Wells Fargo Multi-Strategy 100 Fund Complex (five portfolios), since 2011.

James Dean Age: 55	Trustee	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998	3	Manager, ASGI Aurora Opportunities Fund LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.
James Dunn Age: 38	Trustee	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	3	Manager, ASGI Aurora Opportunities Fund LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.
Stephen Golding Age: 62	Trustee	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	3	Trustee, Washington College, since 2003; Manager, ASGI Aurora Opportunities Fund LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

19

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
James Hille Age: 49	Trustee	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	3
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011;  Manager, ASGI Aurora Opportunities Fund LLC, since 2010; Member of Board of Managers, ASGI  Corbin Multi-Strategy  Fund, LLC, since 2010.

Jonathan Hook Age: 53	Trustee	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	3
Manager, ASGI Aurora Opportunities Fund LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 64	Trustee	Since 2011	Self-employed; Board Director and Consultant.	8
Member of the Board of Managers, Wells Fargo Multi-Strategy 100 Fund Complex (five portfolios), since 2008, Director of Grail Advisors ETF Trust (5 Funds) since 2009, Director of the Asset Mark mutual funds (13 Funds) since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation since 2005; Director of Varian Semiconductor Equipment Associates since 2004; Director of Merriman Curhan Ford Group since 2003; Director of North Bay Bancorp from 2006 to 2007.

*	Indicates an Interested Trustee.

(1)	As of September 30, 2011.

(2)
Each Trustee serves until death, retirement, resignation or removal from the Board.  Any Trustee may be removed, with or without cause, at any meeting of the Shareholders by a vote of Shareholders owning at least two-thirds of the outstanding Shares.

(3)	The “Fund Complex” is currently comprised of eight closed-end registered investment companies. Three of such companies are currently advised by the Adviser. The other five investment companies comprise a master feeder structure (four feeders funds, one master fund) and an affiliate of the Adviser serves as adviser to the master fund (the “Master Fund”). Investors in the feeder funds and the Master Fund have approved the appointment of the Adviser as investment adviser to the Master Fund in place of its existing adviser. Investors have also approved the appointment of Messrs. Dean, Dunn, Golding, Hille and Hook and the re-appointment of Messrs. Taback and Schmal as members of the Board of Managers of the feeder funds and the Master Fund.

20

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

Principal Officers who are not Trustees:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 31	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 36	Secretary	Since 2010	Director, Chief Administrative Officer, Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 46	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.
Ankit Patel Age: 31	Assistant Treasurer	Since 2010	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Doretta Dunegan Age: 54	Chief Compliance Officer, Secretary	Since August 1, 2011
Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  since 2005; Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011; Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 59	Chief Operating Officer	Since 2010	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of September 30, 2011.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

21

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (886) 440-7460 and on the SEC’s web site at www.sec.gov.

22

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for the most recently completed fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,000.

Audit-Related Fees
(b)
The aggregate fees billed for the most recently completed fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees
(c)	The aggregate fees billed for the most recently completed fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,000.

The Registrant’s principal accountant provided tax compliance services to the Registrant, including reviewing tax filings and advising the Registrant with respect to various tax-related matters.
All Other Fees
(d)
The aggregate fees billed for the most recently completed fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1)	Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) with respect to the registrant is set forth below.

Audit Committee of
ASGI Agility Income Fund
(the “Fund”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.             Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of the Fund (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Fund (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Fund) where such non-audit services relate directly to the operations and financial reporting of the Fund as further assurance that such services do not impair the Auditor’s independence.

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Fund by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Fund) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.           Audit Services

The Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Fund’s financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.           Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.           Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Fund in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.           Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Fund at any time:

(1) Bookkeeping or other services related to the Fund’s accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;

(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.

VII.           Procedures

At least annually, the Fund’s Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

EXHIBIT A

ASGI Agility Income Fund

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Effective December 9, 2010

Service	Summary of Services
Audit Services
Audit	Recurring audit of financial statements of the Fund in accordance with U.S. generally accepted auditing standards including, but not limited to:
	▪	Annual letter regarding the Fund’s internal control to be included in the annual report to the SEC on Form N-SAR
▪
Review of any post-effective amendment to the Fund’s registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Fund’s financial statements in such SEC filing

	▪	Review of the Fund portfolio in connection with determining whether the Fund qualifies as a regulated investment company
	▪	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards
Other audit and special reports including, but not limited to:
All services relating to any subsequent filings of registration statements (including amendments thereto) for the Fund with the SEC, including issuance of auditor consents

Service	Summary of Services
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting
Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
▪ Separate audit reports in connection with Rule 17f-2 security counts
▪ Various governmental agencies tax authorities and Fund mergers
Tax Services
Tax services	Recurring tax services including, but not limited to:
▪ Review and sign the Fund’s federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns
▪ Review annual income and excise distribution requirements and review and sign related excise tax returns of the Fund
Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $9,000.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s adviser, Alternative Strategies Group, Inc.  The Proxy Voting Policies for the registrant are set forth below.

Proxy Voting Policy and Procedures

Scope:
Alternative Strategies Group, Inc. (the “Adviser”) provides investment advisory services to private investment funds and registered investment funds (each a “Client”), whose investment programs primarily involve investing fund assets in private and/or registered investment funds (each a “Fund” and collectively, the “Funds”).  The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds and other issuers in which the Clients may invest.

Sub-Advisers:	Perella Weinberg Partners Capital Management LP (“PWP”) and certain other subadvisers, collectively with PWP, the “Sub-Advisers”)

Frequency:	On an as needed basis

1.
The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

2.
The President of the Adviser or his/her designee is responsible for making all proxy voting decisions in accordance with these proxy voting policies and procedures (the “Policies”).  The applicable Sub-Adviser and/or Administrator are responsible for the actual voting of all proxies in a timely manner.  The Compliance Officer is responsible for monitoring the effectiveness of the Policies.  The Policies attempt to generalize a complex subject.  The Adviser, in consultation with the Sub-Adviser, if there is one,  may, from time to time, determine that it is in the best interests of its Client to depart from specific policies described herein.

3.
To the extent that the Adviser invests a portion of a Client account's assets in securities other than interests in Funds (i.e., publicly-traded securities), the Adviser will utilize the proxy voting policies set forth in Appendix A attached hereto.  To the extent any policy in the Appendix conflicts with a specific policy herein, the policy herein will control.

4.
Notwithstanding the provisions of these Policies, with respect to any Client that relies on Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser shall vote all proxies received from a Fund in a manner that complies with the terms of Section 12(d)(1)(F) of the 1940 Act.  Accordingly, the Adviser shall vote all such proxies either (i) in accordance with instructions received from the Client’s investors; or (ii) in the same proportion as the vote of all other shareholders of the subject Fund.

I.           General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, ”proxies”) in a manner that serves the best interests of the Client managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

-	the impact on the value of the returns of the Fund;

-	the attraction of additional capital to the Fund;

-	alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

-	the costs associated with the proxy;

-	impact on redemption or withdrawal rights;

-	the continued or increased availability of portfolio information; and

-	industry and business practices.

II.           Specific Policies

A.           Routine Matters

Routine matters are typically proposed by a Fund’s management, directors, general partners, managing members or trustees (collectively, “Management”) and meet the following criteria:  (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

For routine matters, the Adviser will vote in accordance with the recommendation of the applicable Sub-Adviser, if there is one, unless, in the Adviser's opinion, such recommendation is not in the best interests of the Client.

The Adviser will generally vote for the following proposals:

To change capitalization, including increasing authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

To elect or re-elect Board members.

To appoint or elect auditors.

To set time and location of annual meeting.

To establish a master/feeder structure without a significant increase in fees or expenses.

To change the fiscal year or term of a Fund.

To change the name of a Fund.

B.           Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)).  These proxies may involve one or more of the following:  (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

1.   Structure, Management and Investment Authority

On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.

a.	Approval or Renewal of Investment Advisory Agreements

i. proposed and current fee schedules

ii. performance history of the Fund

iii. continuation of management talent

iv. alignment of interests between Management and Owners

b.	Termination or Liquidation of the Fund

i. terms of liquidation

ii. past performance of the Fund

iii. strategies employed to save the Fund

c.	Increases in Fees or Expenses

i. comparison to industry standards

ii. potential impact on the value of the returns of the Fund

iii. retention of management talent

2. Share Classes and Voting Rights

The Adviser will generally vote against the following proposals:

a.	To establish a class or classes with terms that may disadvantage other classes.

b.	To introduce unequal voting rights.

c.	To change the amendment provisions of an entity by removing investor approval requirements.

C.           All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

D.           Abstaining from Voting or Affirmatively Not Voting

The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Client.  The Adviser is authorized to consider the best interests of its Client accounts, in the aggregate, when making the decision to abstain from voting or not to vote.  In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the Client is a plan asset Client subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, or a Client that is registered under the 1940 Act and relies on Section 12(d)(1)(F) of the 1940 Act.

III.           Conflicts of Interest

At times, conflicts may arise between the interests of the Client, on the one hand, and the interests of the Adviser or its affiliates, on the other hand.  If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

A.           if a proposal is addressed by the specific Policies herein, the Adviser will vote in accordance with such Policies;

B.           if the Adviser believes it is in the best interests of the Client to depart from the specific Policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

C.           if the proxy proposal is (1) not addressed by the specific Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the Client, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (i.e. against the perceived or actual conflict).  The Adviser will memorialize the rationale of such vote in writing; and

D.           if the proxy proposal is (1) not addressed by the specific Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy:  (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Client, as applicable; (c) inform the investors in a Client of the conflict of interest and obtain consent (in accordance with the Client’s organizational documents, if applicable) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Compliance Officer.

IV.           Procedures for Proxies

The President of the Adviser or his/her designee will be responsible for determining whether each proxy is for a “routine” matter or not, as described above.  All proxies identified as “routine” will be voted by the President of the Adviser or his/her designee in accordance with the Policies.

Any proxies that are not clearly “routine” will be reviewed with the President of the Adviser, or his/her designee, and the Sub-Adviser, if there is one, who will determine how to vote each such proxy by applying the Policies.  Upon making a decision, the proxy decision will be returned to the applicable Sub-Adviser and/or Administrator to be executed (with a cc: Chief Compliance Officer of the Adviser) and submitted to the company.  Upon receipt of an executed proxy, the applicable Sub-Adviser and/or Administrator will update the Client's proxy voting record.  The applicable Sub-Adviser and/or Administrator are responsible for the actual voting of all proxies in a timely manner.  The applicable Sub-Adviser’s Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the President of the Adviser or his/her designee determines that the Client should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision.  The applicable Sub-Adviser and/or Administrator will execute the proxy in accordance with such third party's or committee's decision.

V.           Record of Proxy Voting

The applicable Sub-Adviser and/or the Administrator will maintain, or have available, written or electronic copies of each proxy statement received and of each proxy decision.

The applicable Sub-Adviser and/or Administrator will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Sub Adviser, or others, that were material to making the voting decision.

The applicable Sub-Adviser and/or Administrator will maintain such records in its offices for two years and for an additional three years in an easily accessible place.

Appendix A

PROXY VOTING POLICIES AND PROCEDURES

I.             General Policy

The general policy is to vote proxy proposals relating to Client securities (the “proxies”) in a manner that serves the best interests of the Clients managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including, but not limited to:

●	the impact on the value of the securities;

●	the anticipated costs and benefits associated with the proposal; and

●	customary industry and business practices.

II.           Specific Policies

A.           Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria:  (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the President of the Adviser or his/her designee  will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the Client.

1.	General Matters

The Adviser will generally vote for the following proposals:

	a.	to set time and location of annual meeting;

	b.	to change the fiscal year of the company; and

	c.	to change the name of a company.

2.	Members of the Board of Directors (the “Board”)

	a.	Election or Re-Election. The Adviser will generally vote for Management proposals to elect or re-elect Board members.

	b.	Fees to Board Members. The Adviser will generally vote for proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3.	Capital Structure

The Adviser will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the Client or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4.	Appointment of Auditors

The Adviser will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

	a.	the Adviser has serious concerns about the accounts presented or the audit procedures used; or

	b.	the auditors are being changed without explanation.

B.           Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)).  These proxies may involve one or more of the following:  (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1.            Board Members

a.           Term Limits.  The Adviser will generally vote for proposals to require a reasonable retirement age (e.g., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

b.           Replacement.  The Adviser will generally vote against proposals that make it more difficult to replace Board members, including the following proposals:

to stagger the Board;

to overweight company Management on the Board;

to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

to introduce unequal voting rights;

to create supermajority voting; or

to establish pre-emptive rights.

c.           Liability and Indemnification.  In order to promote accountability, the Adviser will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

d.           Ownership Issues.  The Adviser will generally vote for proposals that require Management to own a minimum interest in the company.  The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners.  However, the Adviser will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than [15%] of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2.           Compensation, Fees and Expenses

In general, the Adviser will vote against proposals to increase compensation, fees or expenses applicable to the company's Owners, unless the Adviser determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3.           Voting Rights

The Adviser will generally vote against the following proposals:

a.	to introduce unequal voting or dividend rights among the classes;

b.	to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

c.	to require supermajority (⅔) approval for votes rather than a simple majority (½);

d.	to restrict the Owners' right to act by written consent; or

e.	to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members;

The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.           Takeover Defenses and Related Actions

The Adviser will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”.  Examples of “poison pills” include:

a.	large increases in the amount of stock authorized but not issued;

b.
blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

c.	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;

d.	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

e.	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

a.	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

b.	to opt out of state anti-takeover laws deemed by the Adviser to be detrimental.

The Adviser will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5.           Reincorporation

The Adviser will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of the controlling company).

6.           Debt Issuance and Pledging of Assets for Debt

The Adviser will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

a.           the potential increase in the company's outstanding interests or shares, if any (e.g., convertible bonds); and

b.           the potential increase in the company's capital, if any, over the current outstanding capital.

7.           Mergers or Acquisitions

The Adviser will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Adviser believes will offer fair value to its Clients.

8.           Termination or Liquidation of the Company

The Adviser will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

a.           terms of liquidation;

b.           past performance of the company; and

c.           strategies employed to save the company.

9.           Social and Environmental Issues and Corporate Responsibility

The Adviser will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Adviser will generally vote against any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities.  The Adviser will also generally vote against proposals:

a.           to bar or restrict charitable contributions; or

b.           to limit corporate political activities.

       10.           All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

III.           Communication Summary

The President of the Adviser , or his/her designee, in consultation with any related Sub Adviser to a Client , will be responsible for determining how to vote for each proxy. The Client’s Sub-Adviser, if there is one, will send the Adviser a recommendation of how to vote. The President of the Adviser , or his/her designee, will respond generally in writing to the Sub-Adviser and/or Administrator who will be responsible for communicating the proxy voting decision to the appropriate people.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Alternative Strategies Group, Inc. (the “Adviser”) has retained Perella Weinberg Partners Capital Management LP, a Delaware Limited Partnership, to act as subadviser to the registrant (the “Subadviser”).

Biographies as of the date of the filing of this report of certain of the Adviser and Subadviser principals having portfolio management responsibility to the Fund (the “Adviser Managers” and “Subadviser Managers”, respectively are below:

 Adam Taback. Adam Taback is President of the Adviser, a wholly owned subsidiary of Wells Fargo, of Wells Fargo Alternative Asset Management, LLC and of Alternative Strategies Brokerage Services, Inc. His responsibilities include the management and oversight of various proprietary and non-proprietary alternative investment platforms including hedge funds of funds, managed futures, commodities, private equity and private real estate offerings. Mr. Taback has been with Wells Fargo & Company and predecessor organizations since 1996 serving in various leadership roles throughout the organization. Prior roles at the firm include serving as the Head of the Product Development & Product Management Groups for the Asset & Wealth Management Division and as the Head of the Retail Separate Account and 529 business lines for the Evergreen Investments division of Wells Fargo & Company. Prior to joining Wells Fargo & Company, Mr. Taback served in various finance and investment roles with Blockbuster Entertainment (Viacom) supporting their Music and Latin American Divisions and with Raymond James & Associates. Mr. Taback holds a Bachelor of Arts degree from Syracuse University and a Masters Degree in Accounting from Nova Southeastern University.

Adam Kimball. Adam Kimball serves as a Senior Research Analyst with the Adviser where he is responsible for ongoing research on the Alternative Strategies Platform. His responsibilities include the due diligence and on-going monitoring utilizing qualitative and quantitative analysis on hedge funds, private equity, private real estate, managed futures and dedicated commodities.  Before joining the firm, Mr. Kimball was employed at Consulting Services Group, LLC most recently as the Research Director for hedge funds.  He was responsible for conducting and overseeing the firm’s hedge fund and hedge fund of fund manager research and due diligence effort.  Previously, he was a Director in the hedge fund manager research group at RogersCasey where he was responsible for asset class coverage and manager research of hedge funds and hedge fund of funds.  Prior to that role, he was an Analyst in the investment consulting group providing qualitative and quantitative analysis on client programs.  Mr. Kimball graduated, with honors, from Bentley College with a B.S. degree in Finance.

Hazlitt Gill.  Hazlitt Gill is a Senior Vice President and serves as the Director of Alternative Strategies Research for the Adviser.  Prior to joining Wells Fargo, Mr. Gill was the Chief Investment Officer of RLJ Select Investments, LLC, a joint venture between the RLJ Companies and Deutsche Asset Management, with responsibility for overseeing the investment, due diligence and risk management processes. Prior to working with RLJ Select Investments, Mr. Gill was a Vice President within Morgan Stanley’s Graystone Research group where he was responsible for manager recommendation and monitoring of single strategy hedge fund products.  Prior to Morgan Stanley, Mr. Gill worked within Citigroup’s Alternative Investment Management group where he was responsible for sourcing and recommending single strategy hedge fund products.  Formerly, Mr. Gill worked at Lehman Brothers where he served as a manager analyst and also as portfolio manager for Lehman Brothers Futures Asset Management’s Multi-Strategy II NV and Galois Funds. Mr. Gill also consulted and held positions at Corning, Inc., Nippon Credit Asset Management, and Chase Manhattan Bank, NA. Mr. Gill holds a BS in Mechanical Engineering and an MS in Operations Research & Statistics from Rensselaer Polytechnic Institute.

James Sweetman.  James Sweetman is a Vice President and serves as a Senior Research Analyst with the Adviser where he is responsible for ongoing research on the Alternative Strategies Platform.  His responsibilities include due diligence and on-going monitoring utilizing qualitative and quantitative analysis on hedge funds, private equity, private real estate, managed futures and dedicated commodities.  Prior to his current position, Mr. Sweetman was a Vice President, Client Relationship Manager with Bank of New York’s BNY Alternative Investment Services group responsible for BNY’s relationships with multiple hedge and hedge fund-of-funds.  Prior to that he worked with Prudential Financial as a Vice President, Senior Analyst with the firm’s Alternative Investment Strategies team where he was responsible for ongoing research on managed futures, private equity, and hedge funds.  Mr. Sweetman began his career in 1992 as a Senior Auditor with Prudential Insurance Company.  Mr. Sweetman holds an undergraduate degree from Bernard Baruch College, is NASD (Series 7 and 63) and NFA (Series 3) registered, and has been an active member of the Managed Funds Association.

Christopher Bittman.  Mr. Bittman is a Partner of Perella Weinberg Partners and CEO & CIO of their Agility platform.  Prior to joining Perella Weinberg Partners, Mr. Bittman was the Chief Investment Officer of the University of Colorado Foundation. Under his leadership the Foundation was named “Large Foundation of the Year” in 2007 by Institutional Investor’s Foundation & Endowment Money Management magazine based on “superior investment performance, innovation and notable asset allocation moves.”  Before being named the first CIO of the Foundation in 2004, he was the President and CEO of Jurika & Voyles, a California investment firm, where he was responsible for the management of over $5 billion for a broad variety of Fortune 500 corporations, public funds, foundations, endowments and family offices.  He began his career on Wall Street as the Western Regional Manager for Merrill Lynch’s Business Financial Services Group and was the youngest Regional Manager in the group’s history.  Mr. Bittman graduated from the University of Colorado in 1985 and served the institution as a volunteer for nearly 20 years as President of its Alumni Association as well as Trustee and Director of its Foundation and Chair of the Foundation's Investment Committee.  He sits as a guest lecturer on investment management at the University’s Leeds School of Business as well as serves on the Advisory Board of the University’s Office of Technology Transfer and as a member of the University’s Intercollegiate Athletics Task Force. He is also a member of the Board of Directors and Chair of the Investment Committee for Colorado Public Television.

Kent Muckel.  Mr. Muckel is a partner of Perella Weinberg Partners.  Prior to joining Perella Weinberg Partners, Mr. Muckel was the Chief Investment Officer of Baylor University where he was charged with oversight responsibility of the day-to-day practices and operations of Baylor’s Office of Investments.  Previously, Mr. Muckel held the role of Senior Portfolio Manager with the University of Colorado Foundation, where he was jointly responsible for the evaluation, recommendation and monitoring of the Foundation’s assets.  From 1999 to 2007 he was with Qwest Asset Management Co. where he started as Manager of Public Equities, and then went on to serve as Vice President for Fixed Income and Vice President and Senior Director for Public Markets.  Mr. Muckel also served as a Senior Asset and Liability Analytics Officer with CoBank.  Mr. Muckel also served as a Senior Investment Analyst with First Data Corp., and as an Investment Analyst and Assistant Portfolio Manager with the Denver Employees Retirement Plan.

Subject to policies adopted by the Board and applicable law, the Adviser is responsible for the day-to-day management of the Fund.  The Adviser’s and Subadviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor the Fund’s investment program.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Other Accounts Managed Table

(As of September 30, 2011)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Adam Taback	Registered Investment Companies*:	1	$179.5 million	0	$0
	Other Pooled Investment Vehicles:	58	$2.49 billion	5	$274 million
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Adam Kimball	Registered Investment Companies*:	1	$179.5 million	0	$0
	Other Pooled Investment Vehicles:	58	$2.49 billion	5	$274 million
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Hazlitt Gill	Registered Investment Companies*:	1	$179.5 million	0	$0
	Other Pooled Investment Vehicles:	58	$2.49 billion	5	$274 million
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James Sweetman	Registered Investment Companies*:	1	$179.5 million	0	$0
	Other Pooled Investment Vehicles :	58	$2.49 billion	5	$274 million
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Christopher Bittman	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles :	2	$1.259 billion	1	$306 million
	Other Accounts:	4	$407 million	2	$190 million

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Kent Muckel	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles :	3	$1.060 billion	0	$0
	Other Accounts:	1	$25 million	1	$25 million
*Not including the Fund

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because the Adviser and the Subadviser have day-to-day portfolio management responsibilities with respect to more than one fund. Each manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser or Subadviser may vary among these accounts, and the Adviser Managers or Subadviser Managers (collectively, the “Managers”) may personally invest in these accounts.  These factors could create conflicts of interest because the Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser and the Subadviser each believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

The Subadviser will use reasonable efforts to allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will seek not to favor certain accounts over others, whether advised by it or an affiliate. The Subadviser also will seek not to favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Subadviser will review its respective activity to confirm that the Subadviser is not unfairly favoring any accounts over time. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Subadviser will use reasonable efforts to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.   Additional information on potential conflicts of interest is included in the Registrant’s Private Placement Memorandum.

(a)(3)           Compensation Structure of Portfolio Manager(s) or Management Team Members

     As of September 30, 2011

Compensation for the Adviser Managers is a combination of a fixed salary and a bonus. The bonus paid to an Adviser Manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Index, HFR Fund of Funds Composite Index, a traditional benchmark (such as the S&P 500), blended benchmark, or a peer group of funds of hedge funds deemed to be similar in structure, investment objective, and risk profile as determined by the senior management of the Adviser. The amount of salary and bonus paid to the Adviser Managers is based on a variety of factors, including the financial performance of the Adviser, financial performance of Wells Fargo as the parent company of the Adviser, execution of managerial responsibilities, effective oversight of risk and compliance objectives, fund performance, client interactions and teamwork support. The Adviser Managers may also participate in other forms of non-cash compensation provided through Wells Fargo, including a 401(k) plan that enables them to direct a percentage of their pre-tax salary and certain parent company matching contributions into a tax-qualified retirement plan as well as eligibility to participate in stock option plans with Wells Fargo.

Compensation for the Subadviser Managers is generally a combination of a fixed salary and a discretionary bonus. The bonus paid to the Subadviser Managers for any period may be tied, in part, to the revenues generated by the Fund or, in the aggregate, by the Fund and any other fund(s) or account(s) managed by the Subadviser during the applicable period, as well as a variety of other factors including, but not limited to, the Subadviser Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of Perella Weinberg Partners Group LP (“PWP”) (which indirectly controls the Subadviser) and its affiliates. The Subadviser Managers may also participate in other forms of compensation provided by the PWP and its affiliates, including, but not limited to, a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan. Additionally, as Partners of PWP and its affiliates, the Subadviser Managers may be given an equity interest in the parent companies of the Subadviser and/or related entities.

(a)(4)               Disclosure of Securities Ownership

  As of September 30, 2011

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Adam Taback	$10,001-$50,000
Adam Kimball Hazlitt Gill James Sweetman Christopher Bittman Kent Muckel	$0 $0 $0 $0 $0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ASGI Agility Income Fund

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	December 8, 2011

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	December 7, 2011

* Print the name and title of each signing officer under his or her signature.

23